EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Freestone Resources, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  January 21, 2010

/s/ Clayton Carter

Name: Clayton Carter
Title:  President and Chief Executive Officer

Dated:  January 21, 2010

/s/ James F. Carroll

James F. Carroll
Chief Financial Officer